Information is as of June 30, 2015, except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental
Financial
Information
Package
–
Q2
2015
July 29, 2015
Exhibit 99.2

Forward Looking Statements and Other Disclosures

This
presentation
may
contain
forward-looking
statements
that
are
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
and
such
statements
are
intended
to
be
covered
by
the
safe
harbor
provided
by
the
same.
Forward-looking
statements
are
subject
to
substantial
risks
and
uncertainties,
many
of
which
are
difficult
to
predict
and
are
generally
beyond
management’s
control.
These
forward-
looking
statements
may
include
information
about
possible
or
assumed
future
results
of
Apollo
Commercial
Real
Estate
Finance,
Inc.’s
(“ARI”
or
the
“Company”)
business,
financial
condition,
liquidity,
results
of
operations,
plans
and
objectives.
When
used
in
this
presentation,
the
words
“believe,”
“expect,”
“anticipate,”
“estimate,”
“plan,”
“continue,”
“intend,”
“should,”
“may”
or
similar
expressions,
are
intended
to
identify
forward-looking
statements.
Statements
regarding
the
following
subjects,
among
others,
may
be
forward-looking:
ARI’s
business
and
investment
strategy;
ARI’s
operating
results;
ARI’s
ability
to
obtain
and
maintain
financing
arrangements;
the
return
on
equity,
the
yield
on
investments
and
risks
associated
with
investing
in
real
estate
assets;
and
changes
in
business
conditions
and
the
general
economy.
The
forward-looking
statements
are
based
on
management’s
beliefs,
assumptions
and
expectations
of
future
performance,
taking
into
account
all
information
currently
available
to
ARI.
Forward-looking
statements
are
not
predictions
of
future
events.
These
beliefs,
assumptions
and
expectations
can
change
as
a
result
of
many
possible
events
or
factors,
not
all
of
which
are
known
to
ARI.
Some
of
these
factors
are
described
under
“Risk
Factors,”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations”
included
in
ARI’s
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2014
and
other
periodic
reports
filed
with
the
Securities
and
Exchange
Commission
(“SEC”),
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
If
a
change
occurs,
ARI’s
business,
financial
condition,
liquidity
and
results
of
operations
may
vary
materially
from
those
expressed
in
ARI’s
forward-looking
statements.
Any
forward-looking
statement
speaks
only
as
of
the
date
on
which
it
is
made.
New
risks
and
uncertainties
arise
over
time,
and
it
is
not
possible
for
management
to
predict
those
events
or
how
they
may
affect
ARI.
Except
as
required
by
law,
ARI
is
not
obligated
to,
and
does
not
intend
to,
update
or
revise
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
This
presentation
contains
information
regarding
ARI’s
financial
results
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
(“GAAP”),
including
Operating
Earnings
and
Operating
Earnings
per
share.
Please
refer
to
slide
3
for
a
definition
of
“Operating
Earnings”
and
the
reconciliation
of
“Operating
Earnings”
to
the
applicable
GAAP
financial
measure
set
forth
on
slide
18.
This
presentation
may
contain
statistics
and
other
data
that
in
some
cases
has
been
obtained
from
or
compiled
from
information
made
available
by
third-party
service
providers.
ARI
makes
no
representation
or
warranty,
expressed
or
implied,
with
respect
to
the
accuracy,
reasonableness
or
completeness
of
such
information.
Past
performance
is
not
indicative
nor
a
guarantee
of
future
returns.
Index
performance
and
yield
data
are
shown
for
illustrative
purposes
only
and
have
limitations
when
used
for
comparison
or
for
other
purposes
due
to,
among
other
matters,
volatility,
credit
or
other
factors
(such
as
number
and
types
of
securities).
Indices
are
unmanaged,
do
not
charge
any
fees
or
expenses,
assume
reinvestment
of
income
and
do
not
employ
special
investment
techniques
such
as
leveraging
or
short
selling.
No
such
index
is
indicative
of
the
future
results
of
any
investment
by
ARI.

ARI Q2 2015 Earnings Call

July 29, 2015
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

Financial Summary

($ amounts in thousands, except per share data)
Income Statement
June 30, 2015
June 30, 2014
% Change
June 30, 2015
June 30, 2014
% Change
44,734
$
29,042
$
54.0%
84,770
$
50,202
$
68.9%
(11,917)
$
(5,258)
$
126.6%
(23,399)
$
(7,015)
$
233.6%
Net interest income
32,817
$
23,784
$
38.0%
61,371
$
43,187
$
42.1%
Operating earnings
(1)
26,385
$
18,045
$
46.2%
48,608
$
32,036
$
51.7%
0.45
$
0.42
$
7.1%
0.89
$
0.80
$
11.3%
59,022,217
43,009,354
37.2%
54,621,401
40,236,109
35.8%
Balance sheet
June 30, 2015
December 31, 2014
% Change
2,110,378
$
1,618,623
$
30.4%
1,230,808
$
1,026,556
$
19.9%
Common stockholders' equity
958,594
$
768,819
$
24.7%
86,250
$
86,250
$
-
878,352
$
622,194
$
41.2%
Convertible senior notes
247,305
$
246,464
$
0.3%
1.2x
1.2x
2.9x
2.8x
Three Months Ended
Six Months Ended
Interest income
Interest expense
Operating earnings per diluted share
(1)
Diluted weighted average shares of common
stock outstanding
Investments at amortized cost
(2)
Net equity in investments at cost
Preferred stockholders' equity
Debt to common equity
(3)
Outstanding repurchase agreement borrowings
Fixed charge coverage
(4)
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i)
equity-based  compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding),  (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from unconsolidated joint venture; (iv) foreign currency gains/losses (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.
(2)
Includes Commercial Mortgage-Backed Securities, (“CMBS”) held-to-maturity, which are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2015, ARI had one such participation sold with a carrying amount of $89,646. Subordinate loans also are net of a participation sold in February 2015.  At June 30, 2015, this participation sold had a face amount of £20,000 and a carrying amount of $31,345.
(3)
Debt to common equity is net of participations sold.
(4)
Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

$7,599
$11,187
$17,067
$19,403
$28,554
$9,683
$11,951
$17,233
$23,784
$32,817
$10,236
$13,236
$18,786
$26,570
$10,946
$12,303
$20,021
$27,049
$0
$15,000
$30,000
$45,000
$60,000
$75,000
$90,000
$105,000
2011
2012
2013
2014
2015
Historical Financial Overview
4
Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
Dividends per Share of Common Stock
Operating
Earnings
per
Share
of
Common
Stock
(1)
$48,608
$61,371
$0.89
$0.88
$5,047
$8,796
$11,963
$13,991
$22,222
$7,086
$8,526
$11,721
$18,045
$26,385
$7,643
$9,218
$13,272
$20,768
$8,277
$7,376
$14,488
$21,179
$0
$15,000
$30,000
$45,000
$60,000
$75,000
$90,000
2011
2012
2013
2014
2015
$0.29
$0.42
$0.39
$0.37
$0.44
$0.40
$0.41
$0.31
$0.42
$0.45
$0.38
$0.44
$0.35
$0.44
$0.39
$0.27
$0.39
$0.45
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2011
2012
2013
2014
2015
$0.40
$0.40
$0.40
$0.40
$0.44
$0.40
$0.40
$0.40
$0.40
$0.44
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2011
2012
2013
2014
2015
Operating
Earnings
is
a
non-GAAP
financial
measure
that
is
used
by
the
Company
to
approximate
cash
available
for
distribution
and
is
defined
by
the
Company
as
net
income
available
to
common
stockholders,
computed
in
accordance
with
GAAP,
adjusted
for
(i)
equity-based
compensation
expense
(a
portion
of
which
may
become
cash-based
upon
final
vesting
and
settlement
of
awards
should
the
holder
elect
net
share
settlement
to
satisfy
income
tax
withholding),
(ii)
any
unrealized
gains
or
losses
or
other
non-cash
items
included
in
net
income,
(iii)
unrealized
income
from
unconsolidated
joint
venture;
(iv)
foreign
currency
gains/(losses);
and
(v)
the
non-cash
amortization
expense
related
to
the
reclassification
of
a
portion
of
the
senior
convertible
notes
to
stockholders’equity
in
accordance
with
GAAP.
Please
see
slide
18
for
a
reconciliation
of
Operating
Earnings
and
Operating
Earnings
per
Share
to
GAAP
Net
Income
and
GAAP
Net
Income
per
share.
(1)

Q2 Financial Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended June 30, 2015 of $26.4 million, or $0.45 per diluted share of common stock, a 7.1% per share increase as compared to Operating Earnings of $18.0 million, or
$0.42
per
diluted
share
of
common
stock
for
the
quarter
ended
June
30,
2014
(1)
–
Net interest income of $32.8 million
–
Total expenses of $5.9 million, comprised of management fees of $3.9 million, G&A of $1.2 million and equity-based compensation of $0.8 million
–
Net income available to common stockholders for the quarter ended June 30, 2015 of $22.8 million, or $0.39 per diluted share of common stock
Dividends
Declared a dividend of $0.44 per share of common stock for the quarter ending September 30, 2015
10.7% annualized dividend yield based on $16.40 closing price on July 27, 2015
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred
Stock of $0.5391 per share for stockholders of record on June 30, 2015
Book Value
GAAP book value of $16.41 per share as of June 30, 2015
(1)
Operating
Earnings
is
a
non-GAAP
financial
measure
that
is
used
by
the
Company
to
approximate
cash
available
for
distribution
and
is
defined
by
the
Company
as
net
income
available
to
common
stockholders,
computed
in
accordance
with
GAAP,
adjusted
for
(i)
equity-based
compensation
expense
(a
portion
of
which
may
become
cash-based
upon
final
vesting
and
settlement
of
awards
should
the
holder
elect
net
share
settlement
to
satisfy
income
tax
withholding)
(ii)
any
unrealized
gains
or
losses
or
other
non-cash
items
included
in
net
income
(iii)
unrealized
income
from
unconsolidated
joint
venture;
(iv)
foreign
currency
gains/(losses);
and
(v)
the
non-cash
amortization
expense
related
to
the
reclassification
of
a
portion
of
the
senior
convertible
notes
to
stockholders’
equity
in
accordance
with
GAAP.
Please
see
slide
18
for
a
reconciliation
of
Operating
Earnings
and
Operating
Earnings
per
Share
to
GAAP
Net
Income
and
GAAP
Net
Income
per
share.

Q2 –
New Investments and Funding

Summary of New Investments
Quarter Ended
6/30/2015
6 Months Ended
6/30/2015
Number of Loans Closed
9
12
Capital Committed to New Loans
($ in thousands)
$446,118
$553,321
Capital Deployed in New Loans
($ in thousands)
$196,143
$296,617
Fixed Rate %/Floating Rate %
(1)
6%/94%
8%/92%
First Mortgage %/Subordinate Loan %
(1)
11%/89%
15%/85%
Weighted Average Loan-to-Value
54%
56%
Weighted Average Levered IRR
(2)
15%
15%
Funding of Previously Closed Loans
($ in thousands)
$51,483
$91,393
(1)
Based upon committed amount of loan.
(2)
The Internal Rate of Return (“IRR”) for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the
Company from the investments shown in the table over time.

Commercial Real Estate Debt Portfolio Overview
Asset Type
($000s)
Amortized
Cost
Borrowings
Equity at
Cost
(1)
Remaining
Weighted
Average Life
(years)
(2)
Current
Weighted
Average
Underwritten
IRR
(3)
Fully-Levered
Weighted
Average
Underwritten
IRR
(3)(4)
First Mortgage Loans
$       704,040
$        428,835
$      275,205
3.1 Years
18.0%
18.0%
Subordinate
Loans
(5)(6)
894,926
15,613
847,968
3.7
13.4
13.4
CMBS
511,412
433,904
107,635
1.9
16.2
16.2
Investments at June 30, 2015
$    2,110,378
$        878,352
$   1,230,808
3.1 Years
14.6%
14.6%
(1)
CMBS includes $30.1 million of restricted cash related to the Company’s master repurchase agreement with UBS AG (the “UBS Facility”).
(2)
Remaining Weighted Average Life assumes all extension options are exercised.
(3)
The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(4)
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing under the JPMorgan Facility or any replacement
facility with similar terms with regard to its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column.
(5)
Subordinate loans include CMBS, held-to-maturity, which represents a loan the Company closed during May 2014 that was subsequently contributed to a securitization during August 2014.  During May 2014, the Company closed a $155,000 floating-rate whole loan secured by the first mortgage and equity interests in an entity that owns a resort hotel in Aruba. During June 2014, the Company syndicated a $90,000 senior participation in the loan and retained a $65,000 junior participation.  During August 2014, both the $90,000 senior participation and the Company's $65,000 junior participation were contributed to a CMBS securitization.  In exchange for contributing its $65,000 junior participation, the Company received a CMBS secured solely by the $65,000 junior participation.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2015, ARI had one such participation sold with a carrying amount of $89,646.
(6)
Subordinate loans also are net of a participation sold during February 2015.  The Company presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June
30, 2015, the Company had one such participation sold with a face amount of £20,000 and a carrying amount of $31,345.

Commercial Real Estate Debt Portfolio Overview

Net
Invested
Equity
at
Amortized
Cost
Basis
(1)
Geographic Diversification by Net Equity
Property Type by Net Equity
(1)
Subordinate
loans
include
CMBS,
held-to-maturity
and
are
net
of
participations
sold
of
$120,991.
ARI
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
CMBS
9%
First Mortgage
Loans
22%
Subordinate Loans
69%
Securities
9%
Residential -
rental
13%
Industrial
6%
Hotel
18%
Mixed Use
1%
Office
3%
Healthcare
8%
Ski Resort
4%
Retail
7%
Residential -
for
sale
31%
New York City
26%
Northeast (excluding
NYC)
4%
Securities
9%
Southeast
7%
Mid-Atlantic
9%
Midwest
13%
West
13%
Southwest
3%
International
16%

Commercial Real Estate Loan Portfolio –
Maturity and Type

Fully Extended Loan Maturities and Future
Fundings
(1)(2)(3)(4)
(1)
Based
upon
face
amount
of
loans;
Does
not
include
CMBS,
but
does
include
CMBS,
held-to-maturity.
(2)
Maturities
reflect
the
fully
funded
amounts
of
the
loans.
(3)
Subordinate
loans
include
CMBS,
held-to-maturity
and
are
net
of
participations
sold
of
$120,991.
ARI
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
(4)
Future
funding
dates
are
based
upon
the
Manager’s
projections
and
are
subject
to
change.
Loan
Position
and
Rate
Type
(1)(3)
69% Floating Rate/31% Fixed Rate
Senior Loan Fixed
9%
Subordinate Loan
Fixed
22%
Subordinate Loan
Floating
33%
Senior Loan
Floating
36%
$112.6
$164.1
$294.5
$215.8
$536.4
$566.3
$50.0
$30.2
$32.0
$-
$25.0
$222.7
$165.6
$56.1
$0
$100
$200
$300
$400
$500
$600
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Future funding commitment
Fully extended maturity

Loan Portfolio –
Loan Level LTV (Through Last Invested Dollar)

First Mortgage Loans
Description ($ in thousands)
Location
Balance at
6/30/2015
Starting LTV
Ending LTV
First Mortgage -
Destination homes
Various
97,413
$
0%
49%
First Mortgage -
Retail
New York
85,770
$
0%
57%
First Mortgage -
Pre-development loan
New York
67,300
$
0%
58%
First
Mortgage
-
Retail
(1)
Ohio
67,000
$
0%
55%
First Mortgage -
Multifamily
North Dakota
56,542
$
0%
71%
First Mortgage -
Destination homes
New York/Hawaii
50,000
$
0%
75%
First
Mortgage
-
Condo
development
(2)
Maryland
50,000
$
0%
65%
First Mortgage -
Hotel portfolio
Various
45,400
$
0%
63%
First Mortgage -
Pre-development loan
Florida
45,000
$
0%
75%
First Mortgage -
Multifamily
New York
34,500
$
0%
72%
First
Mortgage
-
Condo
conversion
(3)
New York
34,190
$
0%
30%
First Mortgage -
Hotel
Pennsylvania
34,000
$
0%
65%
First
Mortgage
-
Condo
development
(4)
Maryland
26,000
$
0%
66%
First Mortgage -
Pre-development loan
Florida
16,800
$
0%
73%
Total/Weighted Average
709,915
$
61%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
(1)
LTV is based upon the fully committed loan amount of $165 million.
(2)
LTV is based upon the fully committed loan amount of $80 million.
(3)
This first mortgage loan is for the same property  as the $30 million NYC condo conversion mezzanine loan listed on page 11.
(4)
LTV is based upon the fully committed loan amount of $65.1 million.

Loan Portfolio –
Loan Level LTV (Through Last Invested Dollar)
Subordinate Financings
Description ($ in thousands)
Location
Balance at
6/30/2015
Starting LTV
Ending LTV
Subordinate
-
Condo
development
(1)
New York
81,602
$
32%
48%
Subordinate
-
Resort
hotel
(2)
Aruba
64,895
$
35%
60%
Subordinate
-
Condo
development
(3)
New York
64,595
$
50%
60%
Subordinate
-
Healthcare
portfolio
(4)
UK
54,100
$
51%
70%
Subordinate
-
Pre-development
loan
(5)
London
54,033
$
45%
78%
Subordinate -
Healthcare portfolio
Various
50,000
$
57%
62%
Subordinate -
Industrial portfolio
New York
45,000
$
61%
79%
Subordinate -
Pre-development loan
New York
44,000
$
48%
71%
Subordinate
-
Condo
development
(6)
New York
41,226
$
22%
42%
Subordinate -
Ski resort
California
40,000
$
36%
61%
Subordinate -
Hotel portfolio
Various
32,566
$
42%
48%
Subordinate -
Industrial portfolio
Various
32,000
$
65%
72%
Subordinate
-
Condo
conversion
(7)
New York
30,053
$
30%
57%
Subordinate -
Hotel
Arizona
25,000
$
46%
58%
Subordinate -
Hotel  portfolio
Minnesota
24,334
$
56%
67%
Subordinate
-
Multifamily
(8)
Florida
22,000
$
66%
80%
Subordinate -
Hotel
Washington D.C.
20,000
$
61%
69%
Subordinate -
Hotel
New York
20,000
$
50%
61%
Subordinate -
Hotel
California
20,000
$
58%
74%
Subordinate
-
Multifamily/Condo/Hotel
(9)
Various
19,500
$
79%
90%
Preferred
Equity
-
Multifamily
(8)
Florida
15,500
$
80%
89%
Subordinate -
Ski resort
Montana
15,000
$
46%
59%
Subordinate -
Multifamily
New York
14,608
$
35%
47%
Subordinate -
Office
New York
14,000
$
61%
70%
Subordinate -
Office
Missouri
9,639
$
59%
69%
Subordinate -
Office
Michigan
8,782
$
41%
52%
Subordinate -
Mixed-use
North Carolina
6,525
$
62%
75%
Total/Weighted Average
868,958
$
64%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
(1)
LTV is based upon the fully funded loan amount of $60 million plus PIK interest.
(2)
This is CMBS, held-to-maturity and is net of a participation sold.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2015, this participation sold had a carrying amount of $89,646.
(3)
LTV is based upon the fully committed loan amount of $105 million.
(4)
Based upon £34.4 face amount converted to USD based upon the conversion rate on June 30, 2015, net of participation of $31,345.
(5)
Based upon £31.2 face amount plus PIK converted to USD based upon the conversion rate on June 30, 2015.
(6)
LTV is based upon the fully funded loan amount of $275 million.
(7)
Loan is for the same property as the $34.1 million NYC condo conversion first mortgage loan listed on page 10.  LTV for the mezzanine loan is based upon the fully committed amount of $29.4 million plus PIK interest.
(8)
Mezzanine loan and preferred equity are secured by the same portfolio of properties.
(9)
LTV is based upon the fully funded loan amount of $19.5 million.

CMBS Portfolio
(1)
Face
Amortized Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated Fair
Value
Debt
Net Equity at
Cost
(2)
CMBS –
Total
$              520,833
$                   511,412
1.9 Years
$                  518,851
$            433,904
$                    107,635
CUSIP
Description
92978PAJ8
WBCMT 2006-C29 AJ
07388QAH2
BSCMS 2007-PW17 AJ
07401DAH4
BSCMS 2007PW18 AJ
46625YVZ3
JPMCC 2005-CB13 AJ
50180CAG5
LBUBS 2006-C7 AJ
60688CAJ5
MLCFC 2007-9 AJ
05947US25
BACM 2005-3 AJ
61756UAJ0
MSC 2007-1Q16 AJ
46629YAH2
JPMCC 2007-CB18AJ
173311QAE0
CGCMT 2007-C6 AJFX
CUSIP
Description
59025KAG7
MLMT 2007-C1 AM
22546BAH3
CSMC 2007-C5 AM
36159XAH3
GECMC 2007-C1 AM
46627QBC1
JMPCC 2006-CB15 AM
46631BAJ4
JPMCC 2007-LD11 AM
14986DAJ9
CD 2006-CD3 AJ
17311QBN9
CGCMT 2007-C6 AJ
17313KAK7
CGCMT 2008-C7 AJ
20047QAH8
COMM 2006-C7 AJ
61755YAK0
MSC 2007-IQ15 AJ
(1)
Does not include CMBS, held-to-maturity.
(2)
Includes $30.1 million of restricted cash related to the UBS Facility

Portfolio Metrics –
Quarterly Migration Summary

(1)
Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $120,991.  ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.
(2)
The underwritten  IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(3)
Does not include CMBS.
(4)
Includes $30.1 million of restricted cash related to the UBS Facility.
(5)
Includes $30.1 million of restricted cash related to the UBS Facility and $26.5 million related to investments purchased not yet settled.
(6)
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing under the JPMorgan Facility or any replacement facility with similar terms
with regard to its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on slide 7.
(7)
Net of participations sold.
Portfolio Metrics ($ in thousands)
Q2 2015
Q1 2015
Q4 2014
Q3 2014
Q2 2014
(Investment balances represent amortized cost)
First Mortgage Loans
704,040
$
563,390
$
458,520
$
369,924
$
343,810
$
Subordinate Loans
(1)
894,926
736,838
625,881
650,084
659,045
CMBS
511,412
510,740
534,222
511,445
339,724
Total Investments
2,110,378
$
1,810,968
$
1,618,623
$
1,531,453
$
1,342,579
$
(Investment balances represent net equity, at cost)
First Mortgage Loans
275,205
$
421,862
$
290,396
$
247,202
$
197,112
$
Subordinate Loans
(1)
847,968
707,201
625,881
650,084
659,045
CMBS
107,635
(4)
106,963
(4)
110,279
(4)
99,988
(5)
70,325
(4)
Net Equity in Investments at Cost
1,230,808
$
1,236,026
$
1,026,556
$
997,274
$
926,482
$
Levered Weighted Average Underwritten IRR
(2)
14.6%
(6)
14.2%
(6)
13.4%
(6)
13.7%
(6)
13.9%
(6)
Weighted Average Duration
3.1 Years
3.0 Years
3.2 Years
3.0 Years
3.2 Years
Loan Portfolio Weighted Average Ending LTV
(3)
62.0%
62.0%
62.0%
58.0%
58.0%
Borrowings Under Repurchase Agreements
878,352
$
575,433
$
622,194
$
537,766
$
446,224
$
Convertible Senior Notes
247,305
$
246,881
$
246,464
$
246,054
$
139,362
$
Debt-to-Common Equity
1.2x
(7)
0.9x
(7)
1.2x
(7)
1.1x
(7)
0.8x
(7)

Financing Overview and Interest Rate Sensitivity

Facility ($000s)
Debt Balance
Weighted Average
Remaining
Maturity
(1)
Weighted
Average Rate
UBS Facility
$                   133,899
3.2 Years
2.8%
Deutsche Bank Facility
300,005
2.8
3.7
JPMorgan Facility
395,572
2.6
2.5
Goldman Sachs Loan
48,876
3.8
3.7
Total Borrowings at June 30, 2015
$                  878,352
2.7 Years
3.7%
Variable Rate Investments & Liabilities
Variable Rate Liabilities
(1)
Assumes extension options on the UBS Facility are exercised.
(2)
Based upon the Company’s portfolio as of June 30, 2015, any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment.  Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change.  However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure.
$1,202,245
$(485,903)
$716,342
Variable Rate Assets
Net Equity
ARI anticipates a 0.5% increase in
LIBOR results in approximately a
$0.05 per diluted share of common
stock increase in Operating
Earnings
annually
(2)

15 Financials

Consolidated Balance Sheets
(in thousands—except share and per share data)
June 30, 2015
December 31, 2014
Assets:
(Unaudited)
Cash
48,848
$
40,641
$
Restricted cash
34,547
30,127
Securities available-for-sale, at estimated fair value
-
17,105
Securities, at estimated fair value
518,851
522,730
Securities, held-to-maturity
154,391
154,283
Commercial mortgage loans, held for investment
704,040
458,520
Subordinate loans, held for investment
830,181
561,182
Investment in unconsolidated joint venture
20,021
37,016
Derivative assets
262
4,070
Interest receivable
12,817
10,829
Deferred financing costs, net
8,898
7,444
Other assets
582
1,200
Total Assets
2,333,438
$
1,845,147
$
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements
878,352
$
622,194
$
Convertible senior notes, net
247,305
246,464
Participations sold
120,991
89,584
Derivative liabilities
2,109
-
Accounts payable and accrued expenses
8,253
7,578
Payable to related party
3,890
3,240
Dividends payable
27,694
21,018
Total Liabilities
1,288,594
990,078
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2015 and 2014 ($86,250 aggregate liquidation preference)
35
35
Common stock, $0.01 par value, 450,000,000 shares authorized 58,429,155 and 46,900,442 shares issued and outstanding in 2015 and 2014, respectively
584
469
Additional paid-in-capital
1,062,857
868,035
Retained earnings (accumulated deficit)
(15,965)
(10,485)
Accumulated other comprehensive loss
(2,667)
(2,985)
Total Stockholders' Equity
1,044,844
855,069
Total Liabilities and Stockholders' Equity
2,333,438
$
1,845,147
$

Consolidated Statements of Operations
June 30, 2015
June 30, 2014
June 30, 2015
June 30, 2014
Net interest income:
Interest income from securities
8,265
$
4,366
$
16,553
$
6,785
$
Interest income from securities, held to maturity
3,349
-
6,394
-
Interest income from commercial mortgage loans
11,968
6,438
22,061
10,449
Interest income from subordinate loans
21,152
18,238
39,762
32,968
Interest expense
(11,917)
(5,258)
(23,399)
(7,015)
Net interest income
32,817
23,784
61,371
43,187
Operating expenses:
General and administrative expenses (includes $821 and $1,939 of equity-based compensation in 2015 and $362 and $788 in 2014, respectively)
(2,059)
(1,479)
(4,414)
(2,921)
Management fees to related party
(3,887)
(2,966)
(7,228)
(5,531)
Total operating expenses
(5,946)
(4,445)
(11,642)
(8,452)
Income from unconsolidated joint venture
384
-
384
-
Interest income from cash balances
6
4
16
4
Realized loss on sale of securities
-
-
(443)
-
Unrealized gain on securities
(2,273)
4,749
1,136
6,934
Foreign currency gain
2,867
959
5,588
959
Loss on derivative instruments
(3,197)
(1,093)
(6,241)
(1,093)
Net income
24,658
$
23,958
$
50,169
$
41,539
$
Preferred dividends
(1,860)
(1,860)
(3,720)
(3,720)
Net income available to common stockholders
22,798
$
22,098
$
46,449
$
37,819
$
Basic and diluted net income per share of common stock
0.39
$
0.51
$
0.85
$
0.94
$
Basic weighted average shares of common stock outstanding
58,429,155
42,888,747
54,020,978
40,021,722
Diluted weighted average shares of common stock outstanding
59,022,217
43,099,354
54,621,401
40,236,109
Dividend declared per share of common stock
0.44
$
0.40
$
0.88
$
0.80
$
Three months ended
Six months ended

Reconciliation of Operating Earnings to Net Income
June 30, 2015
Earnings Per Share
(Diluted)
June 30, 2014
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders
46,449
$
0.85
$
37,819
$
0.94
$
Adjustments:
Equity-based compensation expense
1,939
0.04
788
0.02
Unrealized gain on securities
(1,136)
(0.02)
(6,934)
(0.17)
Unrealized loss on derivative instruments
6,241
0.11
1,093
0.03
Foreign currency gain
(5,588)
(0.10)
(959)
(0.02)
Amortization of convertible senior notes related to equity reclassification
1,087
0.02
229
-
Income from unconsolidated joint venture
(384)
(0.01)
-
-
Total adjustments:
2,159
0.04
(5,783)
(0.14)
Operating Earnings
48,608
$
0.89
$
32,036
$
0.80
$
Basic weighted average shares of common stock outstanding
54,020,978
40,021,722
Diluted weighted average shares of common stock outstanding
54,621,401
40,236,109
Six Months Ended
June 30, 3025
Earnings Per Share
(Diluted)
June 30, 2014
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders
22,798
$
0.39
$
$22,098
0.51
$
Adjustments:
Equity-based compensation expense
821
0.01
362
0.01
Unrealized (gain)/loss on securities
2,273
0.04
(4,749)
(0.11)
Unrealized loss on derivative instruments
3,197
0.06
1,093
0.03
Foreign currency gain
(2,867)
(0.05)
(959)
(0.02)
Amortization of convertible senior notes related to equity reclassification
547
0.01
200
-
Income from unconsolidated joint venture
(384)
(0.01)
-
-
Total adjustments:
3,587
0.06
(4,053)
(0.09)
Operating Earnings
26,385
$
0.45
$
18,045
$
0.42
$
Basic weighted average shares of common stock outstanding
58,429,155
42,888,747
Diluted weighted average shares of common stock outstanding
59,022,217
43,009,354
Three Months Ended

Financial Metrics –
Quarterly Migration Summary
Financial Metrics
($ in thousands, except per share data)
Q2 2015
Q1 2015
Q4 2014
Q3 2014
Q2 2014
Net Interest Income
32,817
$
28,554
$
27,049
$
26,570
$
23,784
$
Management Fee
3,887
3,341
3,236
3,193
2,966
General and Administrative Costs
1,238
1,238
1,315
1,126
1,117
Non-Cash Stock Based Compensation
821
1,117
481
308
362
Net Income Available to Common Stockholders
22,798
$
23,653
$
20,182
$
17,299
$
22,098
$
GAAP Diluted EPS
0.39
$
0.47
$
0.43
$
0.37
$
0.51
$
Operating Earnings
(1)
26,385
$
22,222
$
21,179
$
20,768
$
18,045
$
Operating Diluted EPS
(1)
0.45
$
0.44
$
0.45
$
0.44
$
0.42
$
Distributions Declared to Common Stockholders
0.44
$
0.44
$
0.40
$
0.40
$
0.40
$
GAAP Book Value per Share of Common Stock
16.41
$
16.44
$
16.39
$
16.42
$
16.30
$
Total Stockholders' Equity
1,044,844
$
1,046,482
$
855,069
$
855,686
$
849,998
$
Diluted weighted average shares of common stock outstanding
59,022,217
50,171,687
47,085,617
47,068,929
43,099,354
Return on Common Equity Based on Operating Earnings
(2)
11.0%
10.9%
11.0%
10.8%
10.6%
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii)  unrealized income from unconsolidated joint venture; (iv) foreign currency gains or losses; and  (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 18 for a reconciliation of
Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders’ equity for the period.